TRADE AND OTHER PAYABLES	12 Months Ended
Jun. 30, 2018
Trade and other payables [abstract]
Disclosure of trade and other payables [text block]

15

TRADE AND OTHER PAYABLES

ACCOUNTING POLICIES

Trade and other payables, excluding payroll accruals, accrued leave pay and provision for performance based incentives, are non-derivative financial liabilities categorised as financial liabilities measured at amortised cost.

These liabilities are initially measured at fair value plus directly attributable transaction costs. Subsequent to initial recognition, they are measured at amortised cost using the effective interest method. The Group derecognises a financial liability when its contractual rights are discharged, or cancelled or expire.

Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

Amounts in R million	2018	2017

Trade payables and accruals	227.0	200.9
Accrued leave pay	32.9	30.8
Provision for performance based incentives	24.7	2.2
Payroll accruals	18.7	17.9
	303.3	251.8

Interest relating to trade payables and accruals included in profit or loss	(1.5)	(2.7)

LIQUIDITY RISK

Trade payables and accruals are expected to be settled within 12 months from reporting date.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of trade payables and accruals approximate their carrying value due to their short-term maturities.